UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2005
Telecomunicaciones de Puerto Rico, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Commission File Number 333-85503

Commonwealth of Puerto Rico (STATE OR OTHER JURISDICTION OF INCORPORATION)	66-0566178 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1515 F.D. Roosevelt Avenue Guaynabo, Puerto Rico (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	00968 (ZIP CODE)
Registrant’s telephone number, including area code 787-792-6052
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 14, 2005, Puerto Rico Telephone Company, Inc. (“PRTC”), a wholly-owned subsidiary of Telecomunicaciones de Puerto Rico, Inc. (the “Company”) announced the appointment of Mr. Aldo Figueroa as Vice President and Chief Operations Officer of the Company and PRTC. Mr. Figueroa, who is 50 years old, obtained a Master Degree in Economics and a Bachelor Degree in Industrial Engineering from Texas Tech University.
Prior to the appointment, Mr. Figueroa served as Country Manager of DHL Peru since 2003. Prior thereto, he served as Vice President of the Integrated Service Division of Bellsouth Peru from 1999 to 2002. From 1998 to 1999, he served as Chief Executive Officer of FirstCom Peru which merged with AT&T in 1999.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telecomunicaciones de Puerto Rico, Inc.
By:	/s/ Héctor Houssay
Héctor Houssay
Chief Financial Officer

Date: November 18, 2005

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